SCHEDULE 14A

                                 (RULE 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

           Proxy Statement Pursuant to Section 14(a) of the Securities
                 Exchange Act of 1934 (Amendment No. __________)

Filed by the registrant  [X]

Filed by a party other than the registrant  [ ]

Check the appropriate box:
     [ ] Preliminary proxy statement.         [ ] Confidential, for use of the
                                                  Commission only (as permitted
     [X] Definitive proxy statement.              by Rule 14a-6(e)(2)).

     [ ] Definitive additional materials.

     [ ] Soliciting material under Rule14a-12.

                             PERFECTDATA CORPORATION
--------------------------------------------------------------------------------

                (Name of Registrant as Specified in Its Charter)
 ------------------------------------------------------------------------------

    (Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of filing fee (Check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6 (i) (4) and 0-11.

         (1) Title of each class of securities to which transaction applies:
------------------------------------------------------------------------------
         (2) Aggregate number of securities to which transaction applies:
------------------------------------------------------------------------------
         (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:1 (set forth the amount on which the filing fee is Calculated and state how it was determined):
------------------------------------------------------------------------------
         (4) Proposed maximum aggregate value of transaction:
------------------------------------------------------------------------------
         (5) Total fee paid:
------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

         (1) Amount Previously Paid:
------------------------------------------------------------------------------

         (2) Form, Schedule or Registration Statement No.:
------------------------------------------------------------------------------

         (3) Filing Party:
------------------------------------------------------------------------------

         (4) Date Filed:

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                              Simi Valley, CA 93065

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

To the Shareholders of
PerfectData Corporation

The Annual Meeting of Shareholders (the "Annual Meeting") of PerfectData Corporation (the "Company") will be held at Loews Santa Monica Beach Hotel, located at 1700 Ocean Avenue, Santa Monica, California 90401, on Friday, December 6, 2002, at 9:30 a.m., Pacific Daylight Time, for the following purposes:

     1. To elect five directors to serve until the next Annual Meeting of Shareholders and until their successors are duly elected and qualify.

     2. To ratify the selection of KPMG LLP as independent accountants of the Company for the fiscal year ending March 31, 2003.

     3. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

Only shareholders of record at the close of business on Thursday, October 31, 2002, are entitled to notice of, and to vote at, the Annual Meeting or any adjournment thereof.

                                    By Order of the Board of Directors


                                    Irene J. Marino
                                    Secretary
November 8, 2002


Whether or not you expect to be present at the meeting, please date and sign the enclosed proxy and return it in the enclosed envelope. The proxy may be revoked in writing prior to the meeting or, if you attend the meeting, you may revoke the proxy and vote your shares in person.

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                              Simi Valley, CA 93065

                                 PROXY STATEMENT
                         ANNUAL MEETING OF SHAREHOLDERS
                                December 6, 2002

       This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of PerfectData Corporation (the "Company") of proxies to be voted at the Company's Annual Meeting of Shareholders (the "Meeting") to be held on Friday, December 6, 2002, or at any adjournment thereof. The purposes for which the Meeting is to be held are set forth in the preceding Notice of Annual Meeting. This Proxy Statement and the enclosed form of proxy are first being mailed on or about Friday, November 8, 2002, to holders of record of the Company's Common Stock, no par value per share (the "Common Stock"), as of the close of business on Thursday, October 31, 2002 (the "Record Date"), which has been fixed as the record date for the determination of the shareholders entitled to notice of, and to vote at, the Meeting.

       As indicated in its proxy statement dated March 27, 2002, the Company had originally intended to hold the Annual Meeting for its fiscal year ended March 31, 2002 ("fiscal 2002") in September 2002. However, because the Company was engaged in merger negotiations until terminated by the other party on September 21, 2002 because of its acceptance of another offer by a large public company, management had delayed the call of such Annual Meeting in order to add this possible transaction to the agenda. Rather than further delaying the call of the Annual Meeting for fiscal 2002 on the possibility that another acquisition requiring shareholder approval may be ascertained in the next month or two, the Board directed the Secretary of the Company to call this Meeting as described in the preceding paragraph. The search for a suitable acquisition for the Company is, of course, being actively pursued.

                                VOTING SECURITIES

       On the Record Date, 6,159,530 shares of the Common Stock, which is the only class entitled to vote at the Meeting, were issued, outstanding and entitled to vote. Each shareholder of record is entitled to cast, in person or by proxy, one vote for each share of the Common Stock held by such shareholder as of the close of business on the Record Date. A plurality of the votes cast at the Meeting shall be necessary to elect each of the five directors (i.e., Proposal One) unless a shareholder requests at the Meeting the right to vote his, her or its votes on a cumulative basis as described in the second and third succeeding paragraphs. In such event, the five candidates receiving the highest number of votes will be elected directors. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the Meeting shall be necessary to approve the selection of the independent auditors (i.e., Proposal Two).

       A majority of the shares entitled to vote, present in person or represented by proxy, constitutes a quorum at the Meeting. Abstensions and broker non-votes are treated for the purpose of determining a quorum at the Meeting and are not treated as a vote for or against a proposal.

       Section 7(c) of the Company's Bylaws, consistent with Section 708 of the California Corporations Code which governs the Company, permits a shareholder, when voting for directors, to cumulate his, her or its votes. The shareholder may give one candidate a number of votes equal to the number of directors to be elected multiplied by the number of votes to which the shareholder's votes are entitled, or may distribute the shareholder's votes on the same principle among as many candidates as the shareholder thinks fit. No shareholder is entitled to cumulate votes for any candidate or candidates pursuant to the preceding sentence unless such candidate's name or candidates' names have been placed in nomination prior to the voting and the shareholder gives notice at the Meeting of his, her or its intention to cumulate the shareholders' vote prior to the voting. Once any shareholder has given such notice, any other shareholder may cumulate his, her or its votes for candidates in nomination. However, no other shareholder is obligated to cumulate his, her or its votes. The five candidates receiving the highest number of votes will be elected directors.

       The following is an example of cumulative voting: If a shareholder owns 1,000 shares of the Common Stock on the Record Date, then such shareholder may, because five directors are being elected, vote 5,000 shares in favor of one nominated candidate or divide the 5,000 votes among two or more of the five nominated candidates.

       Proxies will be voted as indicated in this Proxy Statement and the enclosed proxy. Shares presented by properly executed proxies, if received in time, will be voted in accordance with any specifications made therein. A proxy may be revoked by delivering a written notice of revocation to the Company (Attention: Irene J. Marino, Secretary) at its principal executive office or in person at the Meeting, or by a subsequently dated proxy, at any time prior to the voting thereof. The principal executive office of the Company is located at the address in the heading to this Proxy Statement.

       Rules 451 and 452 of the New York Stock Exchange, Inc. (the "NYSE") permit a member firm to vote for the directors and/or for the proposal to ratify the selection of independent auditors if the member firm holds the shares of the Common Stock for a beneficial owner and receives no instructions to the contrary by the tenth day before the Meeting. Rules 576 and 577 of the American Stock Exchange LLC (the "AMEX") are substantially similar to the foregoing NYSE Rules except that the beneficial owner has to receive a copy of the proxy material at least 15 days prior to the Meeting. Rule 2260(c)(2) of the National Association of Securities Dealers, Inc. (the "NASD") permits a NASD member firm to deliver a proxy, with respect to shares of the Common Stock held by the NASD member firm for a beneficial owner, pursuant to the rules of any national securities exchange (such as the NYSE and the AMEX) to which the NASD member firm is also responsible provided that the records of the member firm clearly indicate which procedure it is following.

       The Company, nevertheless, urges each beneficial owner to instruct the member firm which holds of record the shareholder's shares of the Common Stock to vote in favor of the two proposals submitted to the shareholders for a vote even though such instruction is not required. The Company also urges each beneficial owner whose shares of the Common Stock are held of record on the Record Date by an entity other than a member firm to urge such other entity to vote the beneficial owner's shares in favor of both proposals.

       A shareholder shall have no right to receive payment for his, her or its shares as a result of shareholders' approval of any proposal in the Notice of Annual Meeting.

       Each of the persons who has served as a director or as an executive officer of the Company since April 1, 2001 (i.e., the beginning of the last fiscal year of the Company) and each of the persons nominated by the Board of Directors of the Company for election as a director at the Meeting, all of which nominees are currently serving as directors, has no substantial interest, direct or indirect, by security holdings or otherwise, in either of the proposals submitted to a vote at the Meeting (as described in the eighth preceding paragraph), other than, if he or she is a nominee for election as a director, that he or she has an interest in being elected as a director (i.e., Proposal
One).

                       PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees for Election as Directors

       Five directors will be elected at the Meeting, each to serve for a one-year term until the next Annual Meeting of Shareholders and until his or her successor is duly elected and qualifies.

       Proxies received in response to this solicitation, unless specified otherwise, will be voted, on a non-cumulative basis, in favor of the five nominees named below, all of whom are currently serving as, and are currently the sole, directors of the Company. If a nominee should not be available for election as contemplated, the management proxy holders will vote for such lesser number of directors as are available to serve or will vote for a substitute designated by the current Board of Directors. In no event will proxies be voted for more than five nominees.

       The next following table sets forth certain information, as of the Record Date, concerning the nominees for election as directors of the Company. The information as to age has been furnished to the Company by the individual named. For information as to the shares of the Common Stock beneficially owned by each nominee, see the table under the caption "Security Ownership of Certain Beneficial Holders and Management" elsewhere in this Proxy Statement.

                              Year First
                              Elected
Name of Nominee        Age    Director     Position and Offices with the Company
---------------        ---    --------     -------------------------------------
Harris A. Shapiro      67       2000       Director, Chairman of the Board and
                                           Chief Executive Officer

Bryan Maizlish         41       2000       Director

Timothy D. Morgan      48       2000       Director

Tracie Savage          39       1995       Director

Corey P. Schlossmann   47       2000       Director

Family Relationships of Nominees and Executive Officers

       There are no family relationships among the nominees for election as directors and the executive officers of the Company.

Business History of Nominees

       Harris A. Shapiro was elected as a director of the Company and its Chairman of the Board on March 31, 2000. On September 7, 2000, he was designated Chief Executive Officer of the Company. Mr. Shapiro has been the President of Millennium Capital Corporation, a consulting firm specializing in mergers and acquisitions, since 1994. He was Senior Vice President Corporate Finance of Gilford Securities Incorporated, a registered broker-dealer, from January 1, 1999 to March 29, 2000. Prior to Gilford Securities, he was a Managing Director of Whale Securities Co., L.P., a registered broker-dealer, from June 1993 until December 1998.

       Bryan Maizlish was elected as a director of the Company on March 31, 2000. He currently serves as the Chief Technology Disruptor and as the Chief Technology Officer at Lockheed Martin Management and Data Systems Team NSGI and has been employed at Lockheed Martin Corporation since August 2000. Prior thereto, he served as the Executive Vice President, Chief Strategy Officer and Chief Financial Officer of Magnet Interactive/Noor Group Ltd., a private company furnishing comprehensive consulting, engineering and interactive services. Prior thereto, he held various managerial positions for over a decade with companies in the media communications industry, such as MCA, Inc., Gulf & Western Corporation and Gene Roddenberry's Norway Corporation. Mr. Maizlish serves on the Architecture Committee, Service Provider Group and Marketing Counsels at Sun Microsystems for the SunTone Certification program.

       Timothy D. Morgan was elected as a director of the Company on March 31, 2000. He has, since October 1997, been a consultant on matters of business strategies, taxation, finance, and asset protection techniques, and providing interim Chief Financial Officer and Controller services. None of the foregoing services or any of those hereafter described were provided to the Company. From 1980 through October 1997, he was a principal of Abacus Tax and Financial Services, a firm specializing in tax compliance and pension plan administration. Prior to 1982, Mr. Morgan was manager of purchasing and accounting departments for various companies, including Dennison Eastman Corporation, Syntel Cavitron, Incorporated, and Contempo Casuals, Incorporated.

       Tracie Savage was elected in July 1995 as a director of the Company. She is currently a main news anchor for KFWB Radio in Los Angeles. She previously worked for the Los Angeles television subsidiary of the National Broadcasting Company, Inc. ("NBC"). From March 1994 to March 2001, Ms. Savage was the co-anchor of NBC Channel 4's "Today in LA: Weekend". From 1991 to 1994, she was a general assignment reporter for the independent Los Angeles station, KCAL. Ms. Savage has been in broadcast journalism for more than 16 years and has been the recipient of numerous awards and honors in her field.

       Corey P. Schlossmann was elected as a director of the Company on March 31, 2000. Mr. Schlossmann has been Chief Executive Officer since October 1999, and Chief Financial Officer since January 1999, of Nationwide Auction Systems. Since January 1996, he has also served as a partner of Gordon, Fishburn & Schlossmann, a management consulting and accounting firm. Mr. Schlossmann was a partner of Hankin & Co., a consulting firm, from 1988 until 1995.

Directorships on Other Public Companies

       Since October 1999, Corey P. Schlossmann has served as a director of Entrade, Inc., a New York Stock Exchange holding company whose online subsidiaries (including Nationwide Auction Systems of which he is an executive officer as indicated in the preceding section "Business History" under this caption "Proposal One: Election of Directors") provide auction and asset disposition services to the utility and manufacturing industries, among others.

       No other director of the Company currently serves on any board other than the Company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or subject to the reporting requirements of Section 15(d) of the Exchange Act or any company registered as an investment company under the Investment Company Act of 1940, as amended.

Committees and Board Meetings

       The Board has two standing committees: Audit and Compensation.

       Since March 31, 2000, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann have served as members of the Audit Committee, with Mr. Schlossmann serving as the Chairman. All of such persons are "independent" in accordance with Rider 4200(a)(15) of the NASD applicable to companies like the Company whose Common Stock is traded on The Nasdaq Stock Market, Inc. For additional information relating to the Audit Committee, see the succeeding section "Report of Audit Committee" under this caption "Proposal One: Election of Directors."

       The Board of Directors hereby certifies that, on October 15, 2002, the directors adopted a charter for the Audit Committee, superceding the Charter previously adopted on May 22, 2000. A copy of the amended Charter is attached to this Proxy Statement as Appendix B, while a copy of the superceded Charter is attached to this Proxy Statement as Appendix A.

       Since March 31, 2000, Harris A. Shapiro and Corey P. Schlossmann have served as members of the Compensation Committee, with Mr. Shapiro serving as the Chairman. The Compensation Committee has the authority to approve the remuneration of key officers of the Company and, if incorporated or acquired, its subsidiaries, review and recommend to the Board of Directors changes in the Company's stock benefit and executive, managerial or employee compensatory and benefit plans or programs and administer stock option, restricted stock or similar plans of the Company. However, to date the Board itself, rather than its Compensation Committee, has been acting on the matters described in the preceding sentence. The Board intends in the future to staff the Compensation Committee with only independent directors.

       Although the Company has no Nominating Committee, if a shareholder has a recommendation as to a nominee for election as a director, such shareholder should make his, her or its recommendation in writing addressed to Harris A. Shapiro, as the Chairman of the Board of the Company, at the Company's address shown in the heading to this Proxy Statement, giving the business history and other relevant biographical information as to the proposed nominee and the reasons for suggesting such person as a director of the Company. The Board will then promptly review the recommendation and advise the shareholder of its conclusion and, if a rejection, the reasons therefor. Although the nominees for election as directors have in the past always been approved by a majority of the "independent" directors, the Board intends to make this a formal requirement for approval of nominees in the future.

       During fiscal 2002, there were six meetings of the Board, one of which was adjourned to a second day. Each director participated in all meetings of the Board during such fiscal year. The Audit Committee held two meetings during fiscal 2002 and, in addition, the Chairman of the Audit Committee reviewed with management and the independent auditors the quarterly reports of the Company before they were filed. On June 19, 2002, the Audit Committee met with the independent auditors to review the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002 before it was filed and, based on such meeting, recommended that this Report be filed. The Compensation Committee held no meetings during fiscal 2002.

                          REPORT OF THE AUDIT COMMITTEE

General

       The Audit Committee of the Board of Directors of the Company is comprised of three non-employee directors and operates under a written charter (the "Charter") adopted by the Board of Directors on May 22, 2000. The Audit Committee understands that a copy of the Charter will be attached to the Company's proxy statement for its Annual Meeting of Shareholders as Appendix A. The Audit Committee, at its meeting on October 15, 2002, reviewed the Charter and recommended that certain changes be adopted, which proposed changes the Board thereafter approved. The Audit Committee understands that a copy of the amended Audit Committee Charter (the "Amended Charter") will be attached to that proxy statement as Appendix B. While the members of the Audit Committee, as well as the other directors, based on the advice of Wachtel & Masyr, LLP, counsel to the Company, believe that the Amended Charter complies with the Sarbanes-Oxley Act of 2002 (the "Act), the members of the Audit Committee and the other directors understand that both the Securities and Exchange Commission (the "Commission") and the National Association of Securities Dealers, Inc. (the "NASD"), which adopts rules applicable to companies like the Company whose Common Stock is traded on The Nasdaq Stock Market, Inc. ("Nasdaq"), may issue regulations consistent with the Act which could require the Board to make further changes to the Amended Charter.

       The Board of Directors has determined that each Audit Committee member is independent in accordance with Rule 4200(a)(15) of the NASD applicable to companies like the Company whose Common Stock is traded on Nasdaq. The Board has also determined that each member of the Audit Committee is "financially literate" under the NASD definition and that at least one of the three members has accounting or related financial management experience as required for Nasdaq companies.

       Since March 31, 2000, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann have served as members of the Audit Committee, with Mr. Schlossmann serving as the Chairman.

Functions Performed in Fiscal 2002

       The Audit Committee oversees the Company's financial reporting process on behalf of the Board of Directors as the representative of the Company's shareholders. Management is responsible for the Company's internal controls, financial reporting process and compliance with laws and regulations and ethical business standards. The independent auditors are responsible for performing an independent audit of the Company's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes. In fulfillment of this responsibility, the Audit Committee has reviewed and discussed the audited financial statements for the Company's fiscal year ended March 31, 2002 ("fiscal 2002") with management and, as indicated in the succeeding paragraph, with the independent auditors. The Audit Committee also has the responsibility to report the results of its activities to the Board of Directors and, where required or deemed appropriate, to the shareholders of the Company. This report is an example of the latter.

       In this context of monitoring and overseeing, the Committee has discussed and reviewed with the independent auditors all matters required to be discussed with them by the Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee has met with the Company's independent auditors, with and without management present, to discuss the overall scope of their audit, the results of their examinations and their evaluations of the Company's internal controls and the overall quality of the Company's financial reporting. The Audit Committee has also reviewed resumes of the personnel of the independent auditors who service the Company's account in order to evaluate their experience and qualifications and a report by the independent auditors describing the firm's internal control procedures and any material issues raised by the firm's most recent internal quality control review by a peer firm, including the firm's response to such review.

       The Audit Committee has received from the independent auditors a formal written statement describing all relationships between the independent auditors and the Company which the independent auditors in their professional judgment consider may be reasonably be thought to bear on the auditors' independence consistent with Independence Standards Boards Standard No. 1 (Independence Discussions with Audit Committees). The Audit Committee has discussed with the auditors any relationships that may impact their objectivity and independence and has satisfied itself as to the auditors' independence.

Audit Fees

       KPMG LLP, the Company's independent auditors, billed $55,000 for professional services rendered for its audit of the Company's annual financial statements for fiscal 2002 and its reviews of the financial statements included in the Company's Forms 10-QSB filed for fiscal 2002.

Financial Information Systems Design and Implementation Fees

       During fiscal 2002, KPMG LLP did not, directly or indirectly, operate or supervise the operation of the Company's information system or manage the Company's local area network or design or implement for the Company a hardware or software system that aggregates source data underlying the Company's financial statements or generates information that is significant to the Company's financial statements taken as a whole.

All Other Fees

       KPMG LLP estimates that it will bill $8,000 to $9,000 for its services in connection with the filing of annual tax returns for the Company for fiscal 2002. This was the only other service being performed by KPMG LLP for the Company for fiscal 2002 other than those services described under the caption "Audit Fees." The Audit Committee has reviewed these services and has concluded that they are compatible with maintaining the independence of KPMG LLP and are not prohibited services under the Act so as to cause KPMG LLP to lose its independence. The Audit Committee also authorized the Company to pay the fee on the basis of the estimated amount.

Actions Taken

       Based on the review and discussions referred to above, the Audit Committee recommended to the Board of Directors that the Company's audited financial statements be included in the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002 for filing with the Commission. The Audit Committee also has approved, subject to shareholder ratification, the selection of KPMG LLP as the Company's independent auditors for the fiscal year ending March 31, 2003 ("fiscal 2003"). The Audit Committee also has approved the intended fee of KPMG LLP for such services. This fee will be $36,000 for the audit and $15,000 for the three quarterly reviews, or an aggregate of $51,000. The Audit Committee also has determined that the retention of KMPG LLP to make quarterly reviews (of which one has already been made with the Audit Committee's approval) and to prepare the Company's annual tax returns for fiscal 2003 would not impact such firm's independence. Formal approval of such retention has been deferred pending KPMG's advice as to its estimated fee for preparing such tax returns. In addition, the Chairman, acting on behalf of the Audit Committee, met with management and KPMG LLP and reviewed the financial statements to be included in the Company's Quarterly Reports on Form 10-QSB for fiscal 2002 in accordance with the Charter's requirement.

                            Submitted by the Audit Committee on October 15, 2002 Corey P. Schlossman, Chairman
                            Timothy D. Morgan
                            Tracie Savage

                              MANAGEMENT

Directors and Executive Officers

       The following table contains certain information relating to the directors and executive officers of the Company as of the Record Date:

Name                       Age         Position
----                       ---         --------
Harris A. Shapiro          67          Chairman of the Board,
                                       Chief Executive Officer and a Director

Bryan Maizlish             41          Director

Timothy D. Morgan          48          Director

Tracie Savage              39          Director

Corey P. Schlossmann       47          Director

Irene J. Marino            58          Vice President Finance, Chief Financial
                                       Officer and Corporate Secretary

       Each director is elected to serve until the next Annual Meeting of Shareholders or until his or her successor is elected and shall have qualified. All of the directors named in the foregoing table are the Board's nominees for re-election as directors at the Meeting. See the section "Nominees for Election as Directors" under the caption "Proposal One: Election of Directors." Each officer of the Company is elected by the Board of Directors to serve at the discretion of the Board.

Business History

       For information as to the business histories of Ms. Savage and Messrs. Shapiro, Maizlish, Morgan and Schlossmann, see the section "Business History of Nominees" under the caption "Proposal One: Election of Directors."

       Ms. Irene J. Marino originally joined the Company in March 1982 and rejoined the Company in September 1987 after a leave of approximately four months. Ms. Marino was promoted to Manager of Finance and Administration in March 1983 and to Controller and Assistant Secretary in March 1986. Upon rejoining the Company in September 1987, Ms. Marino assumed the positions of Controller, Chief Financial Officer and Secretary of the Company. She was appointed Vice President of Finance in August 1989, and has more than 35 years' experience in finance, accounting and administration.

Compliance with Section 16(a) of the Exchange Act

       Based solely on a review of Forms 3 and 4 furnished to the Company under Rule 16a-3(e) promulgated under the Exchange Act, with respect to fiscal 2002, the Company is not aware of any director or executive officer of the Company who failed to file on a timely basis, as disclosed in such forms, reports required by Section 16(a) of the Exchange Act during fiscal 2002.

       As of March 31, 2002, i.e., the end of fiscal 2002, there were no beneficial owners of 10% or more of the Common Stock known to the Company other than Joseph Mazin, who was, until July 27, 2000, the President and Chief Executive Officer of the Company and, until March 31, 2000, a director of the Company, and his wife, Donna, a former employee of the Company. Mr. Mazin has advised the Company that he and his wife timely filed all reports required by
Section 16(a) of the Exchange Act during fiscal 2002.

Certain Relationships and Related Transactions

       On March 31, 2000, as a result of closing a private placement on behalf of the Company for gross proceeds of $2,999,999.25, Millennium Capital Corporation ("Millennium") and JDK & Associates Inc. ("JDK") became financial advisors to the Company to seek acquisitions and financings on its behalf pursuant to a Consulting Agreement dated as of January 20, 2000 (the "Consulting Agreement") by and among Millennium, JDK and the Company. For their services, Millennium and JDK are to receive a cash fee equal to five percent of the Consideration (as defined in the Consulting Agreement) received or paid by the Company with respect to the acquisition or the financing offering. Harris A. Shapiro, the Chairman of the Board, Chief Executive Officer, and a director of the Company, is the sole director, officer and shareholder of Millennium.

       On September 7, 2000, the Board designated Mr. Shapiro as the Chief Executive Officer of the Company and authorized that the Company enter into an employment agreement with him providing for (1) a one-year term commencing September 1, 2000 and (2) a base annual salary of $150,000, which was to be deducted from any fees paid to Millennium pursuant to the Consulting Agreement. The Board authorized, on October 31, 2001, an extension of the term of the employment agreement until December 31, 2001; on February 18, 2002, an extension until June 30, 2002 and, on June 15, 2002, an extension until December 31, 2002. Also, on June 15, 2002, the Board authorized that Mr. Shapiro's salary would not be deducted from any fees paid to Millennium pursuant to the Consulting Agreement. In taking such action the Board recognized that his service as Chief Executive Officer of the Company had lasted longer than originally anticipated because it had been more difficult, as a result of market conditions, to attract a candidate for acquisition; that he was devoting full time to the Company; and that, in order to perform such duties, he had re-located to California at his own expense.

       On September 17, 2002, each director agreed to cancel the following options granted under the Company's Stock Option Plan of 2000 (the "2000 Option Plan") on either March 31, 2000 or September 7, 2000: (1) an option expiring March 31, 2010 to purchase 25,000 shares of the Common Stock at $18.50 per share and (2) an option expiring September 6, 2010 to purchase 25,000 shares of the Common Stock at $4.625 per share. The directors agreed to such cancellations because a proposed acquisition agreement pending at the time required such cancellation and because both counsel to the Company and counsel to the proposed acquisition candidate advised them that continuance thereof could cause material adverse charges to the Company under California law.

       As a result of such cancellations, each director is currently the holder of the following options granted pursuant to the 2000 Option Plan:

    Date of Grant     Number of Shares      Exercise Price    Expiration Date
    -------------     ----------------      --------------    ---------------
       6/19/02           10,000                $1.60            6/18/12
       9/26/02           25,000                $1.00            9/25/12

Both options were granted at or above the closing sales price on the date of grant.
                             EXECUTIVE COMPENSATION

       For information as to the executive compensation paid by the Company in fiscal 2002 and the two prior fiscal years, reference is made to Item 10 of the Company's Annual Report on Form 10-KSB, a copy of which accompanies this Proxy Statement and which information as to executive compensation is incorporated herein by this reference.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

       The following table sets forth, as of the Record Date, certain information with respect to (1) any person known to the Company who beneficially owned more than 5% of the Common Stock, (2) each director of the Company, each of whom is a nominee for election at the Meeting, (3) the Chief Executive Officer of the Company and (4) all directors and executive officers as a group. Each beneficial owner who is a natural person has advised the Company that he or she has sole voting and investment power as to the shares of the Common Stock, except that, until an option or a warrant is exercised, there is no voting right and except as noted in Note 2 to the table.

Name and Address             Number of Shares            Percentage of
of Beneficial Owner          of Common Stock             Common Stock
                             Beneficially Owned          Beneficially Owned(1)
Joseph Mazin
c/o Flamemaster Corporation      794,997 (2)                   12.9
11120 Sherman Way
Sun Valley, CA  91252

Flamemaster Corporation          537,997                       8.7
11120 Sherman Way
Sun Valley, CA 91252

William B. Wachtel,              427,873                       6.9
Trustee of Digital Trust (3)
c/o Wachtel & Masyr, LLP
110 East 59th Street
New York, NY 10022

Harris A. Shapiro (4)            294,500 (5)                   4.8
c/o PerfectData Corporation
110 West Easy Street
Simi Valley, CA  93065

Bryan Maizlish (6)               4,256 (7)                     Nil
9705 Conestoga Way
Potomac, MD 20854

Timothy D. Morgan (6)            5,456 (7)                     Nil
11734 Gladstone Circle
Fountain Valley, CA 92708

Tracie Savage (6)                14,556 (8)                    Nil
6212 Banner Avenue
Los Angeles, CA  90038

Corey P. Schlossmann (6)         454,759 (7)                   7.4
19654-A Roscoe Blvd.
Northridge, CA 91324

All directors and officers       778,968 (9)                  12.6
as a group(6 in number)
-----------
(1) The percentages computed in the table are based upon 6,159,530 shares of the Common Stock which were outstanding on the Record Date. Effect is given, pursuant to Rule 13-d(1)(i) under the Exchange Act, to shares issuable upon the exercise of options or warrants currently exercisable or exercisable within 60 days of the Record Date.

(2) The shares of the Common Stock reported in the table include (a) 537,997 shares owned by Flamemaster Corporation ("Flamemaster") for which Mr. Mazin has voting power as the President, Chairman and Chief Executive Officer of Flamemaster; (b) 36,000 shares owned by the Flamemaster Employees' Profit Sharing Plan for which Mr. Mazin is the fiduciary; and (c) 23,000 shares owned by Altius Investment Corporation ("Altius") for which Mr. Mazin has shared voting power as Chairman of the Board of Altius. The shares reported in the table also include (x) 5,000 shares issuable upon the exercise of an option expiring November 6, 2003 and (4) 1,000 shares issuable upon the exercise of an option expiring January 27, 2003, both options being held by Donna Mazin, his wife. Certain of the shares reported in the table are owned by Ms. Mazin or as to which shares she shares dispositive and voting powers with Mr. Mazin.

(3) William B. Wachtel as the Trustee of the Digital Trust has, under the trust agreement, sole voting and investment power with respect to the shares reported in the table. Harris A. Shapiro, currently the Chairman of the Board, the Chief Executive Officer and a director of the Company, was the settler of the Digital Trust and made an irrevocable grant to it of the assets which the Digital Trust used to effect the purchase of the shares. The beneficiaries of the Digital Trust are Mr. Shapiro's children and grandchildren who survive him, although the Trustee, in his absolute discretion, may pay or apply yearly income or the principal of the Trust to any beneficiary. Because he made an irrevocable grant and has no voting or investment power with respect to the shares, Mr. Shapiro is not the beneficial owner of the shares reported in the table as being owned of record by the Digital Trust and beneficially by the Trustee.

(4) Mr. Shapiro is the Chairman of the Board, the Chief Executive Officer and a director of the Company.

(5) The shares of the Common Stock reported in the table reflect (a) 284,500 shares owned by Millennium for which Mr. Shapiro has voting power as its President and (b) 10,000 shares issuable upon the exercise of a common stock purchase warrant expiring March 30, 2005 issued to Millennium pursuant to the Consulting Agreement. The shares of the Common Stock reported in the table do not include (x) 10,000 shares issuable upon the exercise of an option expiring June 18, 2012 granted to Mr. Shapiro under the 2000 Option Plan or (y) 25,000 shares issuable upon the exercise of an option expiring September 25, 2012 granted to Mr. Shapiro under the 2000 Option Plan, neither of which options was exercisable as to such shares at the Record Date or within 60 days thereafter.

(6)      A director of the Company.


(7) The shares of the Common Stock reported in the table do not include (a) 10,000 shares issuable upon the exercise of an option expiring June 18, 2012 under the 2000 Option Plan or (b) 25,000 shares issuable upon the exercise of an option expiring September 25, 2012 under the 2000 Option Plan, neither of which options was exercisable as to such shares at the Record Date or within 60 days thereafter.

(8) The shares of the Common Stock reported in the table include 10,000 shares issuable upon the exercise of an option expiring July 20, 2005. The shares of the Common Stock reported in the table do not include (a) 10,000 shares issuable upon the exercise of an option expiring June 18, 2012 under the 2000 Option Plan or (b) 25,000 shares issuable upon the exercise of an option expiring September 25, 2012 under the 2000 Option Plan, neither of which options was exercisable as to such shares at the Record Date or within 60 days thereafter.

(9) The shares of the Common Stock reported in the table include (a) those shares indicated in the text to Notes 5, 7 and 8; (b) 1,500 shares issuable to an executive officer upon her exercise of a stock option expiring February 3, 2003; and (c) 625 shares issuable upon the exercise of an option expiring October 30, 2011 granted to this executive officer under the 2000 Option Plan. The shares of the Common Stock reported in the table do not include 1,875 shares issuable upon the exercise of the option described in (c), which option was not exercisable at the Record Date or within 60 days thereafter.

                PROPOSAL TWO: APPOINTMENT OF INDEPENDENT AUDITORS

       The Audit Committee has re-appointed KPMG as the Company's independent public accountants for fiscal year ending March 31, 2003 ("fiscal 2003"). KPMG LLP became the independent auditors for the Company in connection with the audit for fiscal year ended March 31, 2000.

       The Board is seeking shareholders' approval of the Audit Committee's selection of KPMG LLP. The California Corporations Code does not require the approval of the selection of independent auditors by the Company's shareholders; however, in view of the importance of the financial statements to shareholders, the Board of Directors deems it desirable that the Company's shareholders pass upon the selection of auditors. In the event that shareholders disapprove of the selection, the Audit Committee will consider the selection of other auditors.

       For information as to the services performed by KPMG LLP for fiscal 2002, the fees for such services and the services authorized to be performed by KPMG LLP for fiscal 2003, see "Report of the Audit Committee" elsewhere in this Proxy Statement.

       A representative of KPMG LLP will be present at the Meeting. The Company has been informed that the representative does not intend to make any statement to the shareholders at the Meeting, but will be available to respond to appropriate questions from shareholders.



                     OTHER MATTERS COMING BEFORE THE MEETING

       As of the date of this Proxy Statement, the Board of Directors does not know of any matters to be presented to the Meeting other than the two proposals set forth in the attached Notice of Annual Meeting. If any other matters properly come before the Meeting, it is intended that the holders of the management proxies will vote thereon in their discretion.

                                  MISCELLANEOUS

       The solicitation of proxies on the enclosed form of proxy is made by and on behalf of the Board of Directors of the Company and the cost of this solicitation is being paid by the Company. In addition to the use of the mails, proxies may be solicited personally, or by telephone or telegraph, by the officers or directors of the Company.

       Shareholders' proposals for inclusion in the Company's proxy statement for the Annual Meeting of Shareholders for fiscal 2003 must be received no later than a reasonable time before the Company prints and mails its proxy material for such Annual Meeting. If a shareholder intends to submit a proposal for consideration at such Annual Meeting by means other than the inclusion of the proposal in the Company's proxy statement for such Annual Meeting, the shareholder must notify the Company of such intention no later than a reasonable time before the Company prints and mails its proxy material for such Annual Meeting, or risk management exercising discretionary voting authority with respect to the management proxies to defeat such proposal when and if presented at such Annual Meeting. The Company currently anticipates mailing the proxy material for such Annual Meeting on or before Friday, August 22, 2003. The Company shall advise its shareholders of any change in the contemplated mailing date for its proxy material for the Annual Meeting of Shareholders for fiscal 2003 by notice in its earliest possible Quarterly Report on Form 10-QSB or by other appropriate notice.

       A copy of the Annual Report to Shareholders is being mailed to all shareholders as of the Record Date with this Proxy Statement. The Annual Report incorporates the Company's Annual Report on Form 10-KSB for the fiscal year ended March 31, 2002, including financial statements. A request for any exhibit to the Form 10-KSB may be made by written or oral request to Irene J. Marino, Vice President, Finance and Chief Financial Officer of the Company, at the following address: 110 West Easy Street, Simi Valley, CA 93065, or telephone number: (805) 581-4000, extension 215. A reasonable fee for duplicating and mailing will be charged if a copy of any exhibit is requested. In addition, a copy of the Company's Quarterly Report on Form 10-QSB for the quarter ended June 30, 2002 is being mailed to all stockholders as of the Record Date because of the delay in holding this Meeting as described at the introduction of this Proxy Statement.

                                     By Order of the Board of Directors



                                     /s/ Irene J. Marino
                                     Irene J. Marino
                                     Secretary
November 8, 2002

                                                                      Appendix A

                             PERFECTDATA CORPORATION

                             AUDIT COMMITTEE CHARTER
                            (Adopted on May 22, 2000)

                                  Organization

This Charter governs the operations of the Audit Committee (the "Committee") of PerfectData Corporation (the "Company"). The Committee shall review and reassess the Charter at least annually and obtain the approval of the Board of Directors (the "Board"). The Committee shall be appointed by the Board and shall consist of at least three directors appointed annually and serving at the pleasure of the Board, each of whom is independent of management and the Company. For meetings of the Committee two members (a majority if there are more than three members of the Committee) of the Committee shall constitute a quorum. No action may be taken except by the affirmative vote of at least two members (a majority if there are more than three members of the Committee) of the Committee. In the absence or disqualification of a member of the Committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absence of disqualified member, provided that a majority of the persons acting at the meeting are independent of management and the Company. Members of the Committee shall be considered "independent" if they have no relationship that may interfere with the exercise of their independence from management and the Company. So long as the Company's Common Stock shall be traded on The Nasdaq Stock Market, Inc., or if in the future the Common Stock be listed on the American Stock Exchange LLC, the Board shall interpret "independence" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). If the Common Stock should ever be listed on the New York Stock Exchange, Inc., the Board shall interpret "independence" as defined by such Exchange or, if appropriate, continue to use the definition in the NASD rules. All Committee members shall be financially literate, or shall become financially literate within a reasonable period of time after appointment to the Committee, and at least one member shall have accounting or related financial management expertise.

                               Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (when established), the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors (when engaged) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, including outside counsel to the Company, or other experts for this purpose.

                         Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are ultimately accountable to the Board and the Audit Committee as representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate and, where appropriate, to replace the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. Annually, the Committee shall review and recommend to the Board the selection of the Company's independent auditors, subject to shareholders' approval.

o The Committee shall approve the scope of the annual audit by the independent auditors and authorize any supplementary reviews, investigations or audits as it shall deem advisable. Also, the Committee shall discuss with management, the internal auditors (when engaged) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (when engaged) and the independent auditors, with and without management present, to discuss the results of their examinations.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q. Also, the Committee shall discuss the results of the quarterly review and any other matters required to be communicated to the
Committee by the independent auditors under generally accepted auditing standards. The Chairperson of the Committee may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K (or the annual report to shareholders if distributed prior to the filing of Form 10-K), including its judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards.

o The Committee shall review the independent auditors' management letters with the auditors and with the corporate staff and engage in the appropriate follow-up of a recommendation in any such management letter.

o The Committee shall determine the appropriate actions that should be taken regarding all irregularities uncovered.

o The Committee shall report to the Board on the activities and findings of the Committee and, when appropriate, make recommendations to the Board based on these findings.

                                                                      Appendix B


                             PERFECTDATA CORPORATION

                             AUDIT COMMITTEE CHARTER
                        (As amended on October 15, 2002)

                                  Organization

This Charter governs the operations of the Audit Committee (the "Committee") of PerfectData Corporation (the "Company"). The Committee shall review and reassess this Charter at least annually and obtain the approval of the Board of Directors of the Company (the "Board") of its recommendations as to proposed changes or additions to this Charter. The Committee shall be appointed by the Board and shall consist of at least three directors appointed annually and serving at the pleasure of the Board, each of whom is independent of management and the Company.

A member of the Committee shall be considered "independent" if he or she has no relationship that may interfere with the exercise of his or her judgment, independent from management and the Company. So long as the Company's Common Stock shall be traded on The Nasdaq Stock Market, Inc. ("Nasdaq"), or, if in the future the Common Stock shall be listed on the American Stock Exchange LLC, the Board shall interpret "independence" as defined in the rules of the National Association of Securities Dealers, Inc. (the "NASD"). If the Common Stock should ever be listed on the New York Stock Exchange, Inc., the Board shall interpret "independence" as defined by such Exchange or, if appropriate, continue to use the definition in the NASD rules. In addition, the Board shall interpret "independence" pursuant to any rules adopted by the Securities and Exchange Commission (the "Commission"). Subject to such regulations as the Commission may hereafter adopt, for a member of the Committee to be independent, he or she shall not, other than in his or her capacity as a member of the Committee, the Board or any other Board committee, (a) accept any consulting, advisory or other compensatory fee from the Company or (b) be an affiliated person of the Company or any subsidiary thereof.

All Committee members shall, at the time of appointment, be able to read and understand fundamental financial statements, including the Company's balance sheet, income statement and cash flow statement. At least one member shall have past employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. At least one member shall qualify as a "financial expert" under the rules of the Commission.

For meetings of the Committee two members (a majority if there are more than three members of the Committee) of the Committee shall constitute a quorum. No action may be taken except by the affirmative vote of at least two members (a majority if there are more than three members of the Committee) of the Committee. In the absence or disqualification of a member of the Committee, the member or members present at any meeting and not disqualified from voting, whether or not he, she or they constitute a quorum, may unanimously appoint another member of the Board to act at the meeting in place of any such absent or disqualified member, provided that a majority of the persons acting at the meeting is independent of management and the Company.

                               Statement of Policy

The Committee shall provide assistance to the Board in fulfilling its oversight responsibility to the shareholders, potential shareholders, the investment community and others relating to the Company's financial statements and the financial reporting process, the systems of internal accounting and financial controls, the internal audit function (when established), the annual independent audit of the Company's financial statements and the legal compliance and ethics programs as established by management and the Board. In so doing, it is the responsibility of the Committee to maintain free and open communication between the Committee, the independent auditors, the internal auditors (when engaged) and management of the Company. In discharging its oversight role, the Committee is empowered to investigate any matter brought to its attention with full access to all books, records, facilities and personnel of the Company and the power to retain outside counsel, including, but not limited to, outside counsel to the Company, or other advisors for this purpose and to consult such other entities having a relationship with the Company, including, without limitation, the Company's investment bankers or financial analysts who follow the Company, as the Committee deems appropriate. The Committee shall determine the compensation for such counsel or other advisors and the Company shall make appropriate funds available to the Committee for such purpose.

                         Responsibilities and Processes

The primary responsibility of the Committee is to oversee the Company's financial reporting process on behalf of the Board and report the results of its activities to the Board and, where required or deemed appropriate, to the shareholders of the Company. Not in limitation of the foregoing, the Committee shall prepare annually the Audit Committee Report as required by Item 306 of the Commission's Regulation S-K and Regulation S-B, whichever is applicable to the Company, for inclusion in the Company's proxy statement for its Annual Meeting of Shareholders. Management is responsible for preparing the Company's financial statements, and the independent auditors are responsible for auditing those financial statements. The Committee, in carrying out its responsibilities, believes its policies and procedures should remain flexible, in order to best react to changing conditions and circumstances. The Committee should take the appropriate actions to set the overall corporate "tone" for quality financial reporting, sound business risk practices and ethical behavior.

The following shall be the principal recurring processes of the Committee in carrying out its oversight responsibilities. The processes are set forth as a guide with the understanding that the Committee may supplement them as appropriate.

o Annually, the Committee shall review and select the Company's independent auditors, subject to shareholders' approval. The Committee shall have the sole authority to determine the compensation to be paid to the independent auditors for its services in preparing an audit report and in reviewing the financial statements of the Company and the Company shall make appropriate funds available for such purpose and for the services provided in the succeeding sentence. The Audit Committee shall approve in advance the retention of the independent auditors for any non-audit service and the fee for such service. The term "non-audit service" shall mean any professional service provided to the Company other than those provided in connection with an audit or a review of the financial statements of the Company. The Committee's approval in advance may be waived with respect to a non-audit service only if (a) the service was not recognized by the Company at the time of the audit engagement to be a non-audit service; (b) the aggregate amount paid for all non-audit services is not more than five percent of the total amount of revenues paid by the Company to the independent auditor during the fiscal year when the non-audit services were performed; (c) the service is promptly brought to the attention of the Committee; (d) the Committee approves the activity prior to the conclusion of the audit; and (e) the Commission by regulation otherwise permits a waiver.

o The Committee shall have a clear understanding with management and the independent auditors that the independent auditors are accountable to the Audit Committee directly and the Board indirectly as the representatives of the Company's shareholders. The Committee shall have the ultimate authority and responsibility to evaluate, and the sole authority, where appropriate, to replace, the independent auditors. The Committee shall discuss with the auditors their independence from management and the Company and the matters included in the written disclosures required by the Independence Standards Board. At least annually the Committee shall (1) review resumes of key partners and managers of the independent auditors in order to evaluate the experience and qualifications of those who perform services for the Company and (2) review a report by the independent auditors describing (a) the firm's internal quality control procedures, (b) any material issues raised by the most recent internal quality control review or peer review, or by any inquiry or investigation by governmental or professional authorities within the preceding five years, respecting one or more independent audits carried out by the firm, and any steps taken to deal with any such issues, and (c) all relationships between the independent auditors and the Company.

o The Committee shall approve the scope of the annual audit by the independent auditors and authorize any supplementary reviews, investigations or audits as it shall deem advisable. The independent auditors shall timely report to the Committee all critical accounting policies and practices to be used and all alternative treatments of financial information within generally accepted accounting principles (GAAP) that have been discussed with management, the ramifications of the use of such alternative disclosures and the treatment preferred by the independent auditors. The independent auditors shall also timely report to the Committee any accounting disagreements between the independent auditors and management and any other material written communications between the independent auditors and management. Also, the Committee shall discuss with management, the internal auditors (when engaged) and the independent auditors the adequacy and effectiveness of the accounting and financial controls, including the Company's system to monitor and manage business risk, and legal and ethical compliance programs. Further, the Committee shall meet separately with the internal auditors (when engaged) and the independent auditors, with and without management present, to discuss the results of their examinations and any problems or difficulties encountered by the independent auditors and management's response thereto. The Committee shall also review in connection with its annual review of the audited financial statements all non-audited services performed by the independent auditor to confirm that each is permitted by law or regulation and was previously approved by the Committee or such pre-approval was not required as provided above.

o The Committee shall review the interim financial statements with management and the independent auditors prior to the filing of the Company's Quarterly Report on Form 10-Q or Form 10-QSB. Also, the Committee shall discuss the results of the quarterly review, including, without limitation, the Company's disclosures in the Quarterly Report under "Management's Discussion and Analysis of Financial Condition and Results of Operations," and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. The Chairperson of the Committee (or, in the event of his or her unavailability, a member) may represent the entire Committee for the purposes of this review.

o The Committee shall review with management and the independent auditors the financial statements to be included in the Company's Annual Report on Form 10-K or Form 10-KSB (or the annual report to shareholders if distributed prior to the filing of the Form 10-K or Form 10-KSB), including (a) the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and (b) their judgment about the quality, not just acceptability, of accounting principles, the reasonableness of significant judgments, particularly insofar as they related to critical accounting estimates, and the clarity of the disclosures in the financial statements. Also, the Committee shall discuss the results of the annual audit and any other matters required to be communicated to the Committee by the independent auditors under generally accepted auditing standards. Without limiting any of the foregoing, the Committee shall (x) review with management and the independent auditors the effect of regulatory and accounting initiatives on the Company's financial statements, including, without limitiation, the initial adoption of material accounting policies, and (y), where deemed necessary or appropriate, discuss with the national office of the independent auditors issues on which it was consulted by the audit team assigned to the Company and matters of audit quality and consistency.

o The Committee shall review the independent auditors' management letters and other material written communications between the independent auditors and the Company with the independent auditors and with the corporate staff and engage in the appropriate follow-up of a recommendation in any such management letter or other communication. The Committee shall also review with management and the independent auditors any correspondence with regulators or governmental agencies, and any employee complaints or published reports, which raise material issues regarding the Company's financial statements and/or accounting policies.

o The Committee shall determine the appropriate actions that should be taken regarding all irregularities uncovered.

o The Committee shall establish procedures for (a) the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters and (b) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters.

o The Committee shall perform such other functions as may be required or deemed appropriate by the Commission or by the national securities exchange or national securities association on which the securities of the Company are publicly traded (currently the NASD for Nasdaq) for an audit committee to perform.

o The Committee shall report to the Board on the activities and findings of the Committee and, when appropriate, make recommendations to the Board based on these findings.


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

Table of Contents

                                                      Page
                                                      ----
   Notice of Annual Meeting of Shareholders ...........N/A
   Proxy Statement:
   Voting Securities....................................1
   Proposal One: Election of Directors..................3         PERFECTDATA CORPORATION
   Report of the Audit Committee........................6
   Management...........................................9
   Executive Compensation..............................11
   Security Ownership of Certain Beneficial
      Holders and Management...........................11
   Proposal Two: Appointment of Independent
      Auditors.........................................14
   Other Matters Coming Before the Meeting.............15             Notice of Annual Meeting
   Miscellaneous.......................................15             of Shareholders on
   Appendix A - Audit Committee Charter                               December 6, 2002 and
         (As originally adopted)......................A-1             Proxy Statement dated
   Appendix B - Audit Committee Charter                               November 8, 2002
         (as amended).................................B-1





===================================================================================================================

                             PERFECTDATA CORPORATION
                              110 West Easy Street
                              Simi Valley, CA 93605
           This Proxy is Solicited on Behalf of the Board of Directors


       The   undersigned   hereby  appoints  Harris  A.  Shapiro  and  Corey  P.
Schlossmann as Proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of the Common Stock of PerfectData Corporation (the "Company") held of record by the undersigned on October 31, 2002 at the Annual Meeting of Shareholders to be held on December 6, 2002 or at any adjournment thereof.

1. Election of Harris A. Shapiro, Bryan Maizlish, Timothy D. Morgan, Tracie Savage and Corey P. Schlossmann as Directors of the Company.

[ ] FOR all nominees listed above.

FOR all nominees listed above EXCEPT: ______________________________

(INSTRUCTION: To withhold authority to vote on any individual nominee(s), write his/her name(s) in the space above.)

[ ] WITHHOLD AUTHORITY to vote for all the nominees listed above.

2. Proposal to Ratify the Appointment of KPMG LLP as Independent Auditors of the Company.
                [ ]FOR          [ ] AGAINST           [ ] ABSTAIN

3. To transact such other business as may come before the Annual Meeting or any adjournment thereof.

This proxy, when executed, will be voted in the manner directed by the undersigned shareholder(s). If no direction is made, this proxy will be voted FOR Proposals 1 and 2

PLEASE MARK, SIGN, DATE, AND RETURN THIS CARD PROMPTLY USING THE
ENCLOSED ENVELOPE

I (we) shall attend the Annual Meeting in person    [ ] Yes           [ ]  No

                                        Please sign   exactly  as  your
                                        name appears  to  the  left.
                                        When shares   are   held  by
                                        joint tenants,   please  both
                                        sign. When   signing  as
                                        attorney, executor, administrator,
                                        trustee  or  guardian,  please
                                        give full title as such.  If a
                                        corporation,  please  sign  in
                                        full  corporate  name  by  the
                                        President or other  authorized
                                        officer.   If  a  partnership,
                                        please     sign     in    full
                                        partnership  name  by  a  duly
                                        authorized person.


                                        ------------------------------------
                                                    Signature


                                        ------------------------------------
                                                  Signature, if held jointly

                                        Date:    _________________________, 2002